Exhibit 99.3

ANNUAL MEETING OF SHAREHOLDERS OF SB ONE BANCORP [ ], 2020 PROXY VOTING INSTRUCTIONS - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.snl.com/irweblinkx/genpage.aspx?IID=4015338&GKP=203214 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20330030303030000000 THE BOARD OF DIRECTORS 7 UNANIMOUSLY RECOMMENDS A VOTE FOR 000000 THE NOMINEES NAMED IN ITEM 4, AND A VOTE FOR THE PROPOSALS IN ITEMS 1, 2, 3, 5 AND 6. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 4. or Election until their of Directors: respective To successors elect three have directors been to elected serve three-year and appointed; terms NOMINEES: FOR ALL NOMINEES O O Gail Gordon O Edward J. Leppert WITHHOLD AUTHORITY Michael X. McBride FOR ALL NOMINEES FOR (See ALL instructions EXCEPT below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 To indicate change your the new address address on your in the account, address please space check above. the Please box at note right and that changes this method. to the registered name(s) on the account may not be submitted via 1. To consider and vote upon a proposal to approve and adopt the FOR AGAINST ABSTAIN Services, Agreement Inc. and and Plan SB of One Merger Bancorp, by and dated between as of Provident March 11, Financial 2020, Provident pursuant to Financial which Services, SB One Bancorp Inc. (the “Merger”), will merge and with to and approve into the Merger (the “Merger Proposal”); 2. To consider and vote upon an advisory, non-binding proposal to FOR AGAINST ABSTAIN officers approve of the SB compensation One Bancorp in payable connection to the with named the Merger executive (the “Compensation Proposal”); 3. To approve one or more adjournments of the annual meeting, if FOR AGAINST ABSTAIN are necessary not sufficient or appropriate, votes at to the solicit time additional of the annual proxies meeting if there to Proposal; approve the Merger Proposal or to approve the Compensation 5. To vote on a non-binding advisory resolution on the FOR AGAINST ABSTAIN compensation Bancorp; and of the named executive officers of SB One 6. To ratify the appointment of BDO USA, LLP as the registered FOR AGAINST ABSTAIN public accounting firm for the year ending December 31, 2020. The proxies are authorized to vote in accordance with their discretion with respect to such other business as may properly come before the meeting. This Proxy will be voted as directed but, if no direction is indicated, it will be voted FOR the election of all nominees in Item 4 and FOR the proposals listed in Items 1, 2, 3, 5 and 6. PLEASE SIGN AND DATE BELOW, AND RETURN. Signature of Shareholder Date: Signature of Shareholder Date: Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

0 PROXY SB ONE BANCORP THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS, [    ], 2020 The undersigned hereby appoints Adriano Duarte and Tracy Lehman, and each of them, as proxies, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of SB One Bancorp to be held at [                ], on [                ], 2020, at [                ] a.m. and at any adjournments or postponements thereof, and to vote as specified on the reverse side all shares of stock, as designated on the reverse side, which the undersigned may be entitled to vote at such meeting, and with all other powers which the undersigned would possess if personally present. CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON THE REVERSE SID E 1.1 14475